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                                                                   EXHIBIT 10.30


               Contractual Agreement between Sequenom and GeSIM
               ------------------------------------------------
                            As of October 1, 1998.
                            ----------------------

PREAMBLE

GeSIM's field of work is the development, production and marketing of components and complete device systems for the dosage and pipetting of nanoliter volumes (GeSIM nanoliter technology, hereinafter NLT). In particular, this involves the development, production and distribution of micro-pipettes and nanoliter plotters for various applications.
Furthermore, GeSIM develops, produces and distributes silicon chips of different geometry and surface treatments (GeSim chip technology, hereinafter CT).

Sequenom`s field of work is the development and utilization of procedures for the analyses of bio-polymers using mass spectrometry to separate, detect and characterize the sample(s) or analysis products. To this end they combine the chip concept with protected solid phase chemistry and enzymes. Sequenom distributes the complete automation of this process. One essential step in this process is the loading of SpectroChips ("SpectroChip" = trademark), which requires the use of NLT.

The field of application of this agreement involves the preparation of samples for the analysis of ***.

The co-operation between GeSIM and Sequenom comprises the optimization and integration of ***.

The optimization and integration results achieved for Sequenom, including system solutions developed for Sequenom, are licensed *** to Sequenom.

The specifications of the nano-plotter as a characterization of the current NLT system, which has been positively validated by Sequenom for its own purposes, are listed in Appendix A. The optimization and integration results achieved through this exclusive co-operation, including the system solution developed for Sequenom, is listed in Appendix B.
Appendices A and B are updated regularly, at least quarterly. Amendments by GeSIM and SEQUENOM must be confirmed in writing.

*** Portions of this page have been omitted pursuant to Confidential Treatment request and filed separately with the Commission.

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                                     (S) 1
                 Cooperation Goals of the Contractual Partners


(1) The goal of Sequenom is to commercialize the technology for the analysis of *** as described in the Preamble, on the basis of their own patents and their own know-how. ***.
(2) The goal of GeSIM is to produce, further develop and market device systems consisting of ***, which are developed, constructed and produced for Sequenom and the area of application directly associated with Sequenom, on the basis of GeSIM's own patents and own know-how.


                                     (S) 2
                                Confidentiality


(1) As concerns all information, technical knowledge and experience which have been made available to the co-operating parties or which will be made available to them in the future by the other party in connection with this co-operation agreement, beginning December 2, 1997, the date of the initial negotiations, both parties are obligated:

     A) to keep this information confidential and not to provide it to a third party, even if a confidential disclosure agreement has been signed;
     B) not to use this information for commercial purposes without permission from the other party, and
     C) to provide this information only to those persons at their own company who require it to carry out the agreed co-operation.


                                     (S) 3
                               *** Co-operation


(1) This *** co-operation between SEQUENOM and GeSIM refers to the development work to be carried out by GeSIM on behalf of SEQUENOM and financially paid for by SEQUENOM. The basis of such development work is individual contracts for projects with clearly defined goals.

*** Portions of this page have been omitted pursuant to Confidential Treatment request and filed separately with the Commission.

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(2)  The optimization and integration results accomplished for/with Sequenom in connection with this *** co-operation are *** for the use of SEQUENOM.
     The results compiled for/with SEQUENOM and for each individual area of application (`general' or `sample preparation' for *** are listed in Appendix B, in so far as the results are used for/by SEQUENOM. Appendix B shall be updated regularly, at least quarterly. Both parties shall jointly compile the descriptions and the definitions of the results listed in Appendix B.
(3) In addition, GeSIM is obligated not to make the results and products and the associated know-how listed in Appendices A and B available to other producers of mass spectrometers or developers of technologies and methods for the analysis of ***.
(4) GeSIM's responsibilities to co-operate *** with Sequenom, as listed under (S) 3.3, do not apply if Sequenom has not accepted or delivered ***.
(5) SEQUENOM shall buy from GeSIM ***. As a contractual partner, Sequenom GmbH guarantees in connection with the above, that it is authorized to fulfill this obligation to GeSIM. This purchase obligation does not apply if GeSIM cannot provide these products and/or qualities under competitive conditions and in the necessary quantity.


                                     (S) 4
                              Delivery Guarantee


(1) Within the contractual period, GeSIM guarantees for the unconditional availability of automatic nanoliter liquid handling modules or systems, as well as for silicon chips in accordance with the specifications in Appendices A and B.
(2) GeSIM guarantees that all production specifications as noted in the Systems Manual shall at least be maintained, even in the case of further development. The specifications listed in Appendix B are considered an obligatory supplement to the Systems Manual.
(3) Changes to the delivery products are allowed in the area of technical developments.

*** Portions of this page have been omitted pursuant to Confidential Treatment request and filed separately with the Commission.

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                                     (S) 5
                                    Prices


(1) GeSIM's price for the products delivered to Sequenom and Sequenom's clients should be under competitive conditions.
(2) Sequenom shall receive from GeSIM a discount of *** for each additional nano-liter plotter ordered.


                                     (S) 6
                                Joint Marketing


     (1) The nano-liter plotters and associated follow-up products developed through this co-operation can be marketed under the name and brand GeSIM and Sequenom.
     (2) Sequenom will make an active contribution to the marketing activities of GeSIM both in terms of personnel and editorially for scientific presentations, conferences and exhibitions. Marketing materials for joint campaigns will be created together.


                                     (S) 7
                              Contractual Period


     (1) This agreement is valid from now until December 31, 2001. The *** of the results granted to Sequenom as listed in Appendix B at the end of this contract continues on after the end of the contract.
     (2)     Both parties are free to extend the contract any time.
     (3) Should the ownership of either one of the co-operating partners change during the duration of the contract, this will not affect the agreement in any way.

*** Portions of this page have been omitted pursuant to Confidential Treatment request and filed separately with the Commission.

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                                     (S) 8
                                 Final Clause


(1) The parties are not allowed to transfer the rights or duties of this agreement to any third party without the consent of the other party, unless otherwise specified in this contract.
(2) This agreement replaces all other preceding arrangements or agreements concluded between the co-operating partners regarding the stipulations of this agreement. Changes and supplements to this agreement must be in written form, unless there is a legally stricter form. The written form also applies is the written form has been waived.
(3) Should any of these regulations be found to be partially or completely legally ineffective, or lose their legal effectiveness or feasibility at a later time, the rest of the agreement shall remain unaffected. This also applies if the agreement is found to contain a loophole. The ineffective or non-feasible regulation or loophole is to be replaced by an appropriate regulation which comes as close to the original intentions of the co-operating partners as far is legally possible, or what they would have intended for the purpose and meaning of this agreement, if they had been aware of this point before concluding the contract.
(4) The exclusive jurisdiction for all and any differences in connection with this agreement is Hamburg.

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APPENDIX A / Status: September 9, 1998

***

*** Portions of this page have been omitted pursuant to Confidential Treatment request and filed separately with the Commission.

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APPENDIX B:

***

*** Portions of this page have been omitted pursuant to Confidential Treatment request and filed separately with the Commission.

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